Exhibit 1

JOINT FILING AGREEMENT

October 8, 2024

The undersigned hereby agree as follows:

(i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

(ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: October 8, 2024

/s/ Neil S. Subin
Neil S. Subin

MILFAM LLC

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

ALIMCO RE LTD.

By:	/s/ J Christopher Dougherty
Name:	J Christopher Dougherty
Title:	CEO

CATHERINE C. MILLER IRREVOCABLE TRUST DTD 3/26/91

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

CATHERINE C. MILLER TRUST A-3

By:	MILFAM LLC
Its:	Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Catherine C Miller Revocable Trust

By:	MILFAM LLC
Its:	Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

KIMBERLEY S. MILLER GST TRUST DTD 12/17/1992

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

LIMFAM LLC

By:	MILFAM LLC
Its:	Manager

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

LIM III ESTATE LLC

By:	MILFAM LLC
Its:	Manager

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

LLOYD I. MILLER TRUST A-1

By:	MILFAM LLC
Its:	Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Catherine C Miller Estate

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

Lloyd I. Miller, III Irrevocable Trust dtd 12/31/91

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

Miller Great Grandchildren Trust

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

SUSAN F. MILLER SPOUSAL TRUST

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

MILLER FAMILY EDUCATION AND MEDICAL TRUST

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

MILFAM I L.P.

By:	MILFAM LLC
Its:	General Partner

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

MILFAM II L.P.

By:	MILFAM LLC
Its:	General Partner

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

MILFAM III LLC

By:	MILFAM LLC
Its:	Manager

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

/s/ Susan F. Miller
Susan F. Miller

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